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                                                                      EXHIBIT 99

INVESTOR CONTACT:  Valda Colbart, 419-784-2759, rfcinv@rurban.net

         Rurban Financial Corp. Receives Regulatory Approval to Acquire
                           Exchange Bancshares, Inc.

DEFIANCE, OH, December 15, 2005 - Rurban Financial Corp. (Nasdaq: RBNF), ("Rurban"), a leading provider of full-service community banking, investment management, trust services, and bank data processing, announced that it has received regulatory approval from the Federal Reserve Bank of Cleveland and the Ohio Division of Financial Institutions to acquire Exchange Bancshares, Inc. (OTC BB: EBLO), headquartered in Luckey, Ohio. The shareholders of Exchange Bancshares, Inc. approved the acquisition at a special shareholder meeting held on October 11, 2005.

Rurban plans to merge Exchange Bancshares, Inc., the holding company for Exchange Bank, into Rurban Financial Corp. at close of business on December 31, 2005. Exchange Bank, with assets of $82.2 million as of September 30, 2005 and offices in Luckey, Walbridge, Perrysburg, Sylvania and Holland, will operate as a subsidiary of Rurban Financial Corp.

"We are excited to enter the Toledo market, a metropolitan area that offers excellent growth opportunities for Rurban," commented Kenneth Joyce, President and Chief Executive Officer of Rurban Financial Corp. "We are building a solid management team for Exchange Bank. We are pleased to announce Hank Thiemann will serve as President and Chief Executive Officer of Exchange Bank upon completion of the acquisition. Hank has 35 years of experience in the financial services industry, and has been a valuable asset on Rurban's management team. Also, Michael Bogdan will be assuming the responsibilities of Senior Lender; Michael was previously employed in the Toledo market leading a small business lending group for a regional bank. Our entire company will be working with the Exchange staff to ensure that Exchange customers experience a seamless transition into the Rurban family."

ABOUT RURBAN FINANCIAL CORP.
Rurban Financial Corp. is a publicly-held financial services holding company based in Defiance, Ohio. Rurban's wholly-owned subsidiaries are The State Bank and Trust Company, Reliance Financial Services, N.A., Rurbanc Data Services, Inc. (RDSI) and RFCBC, Inc. The bank offers a full range of financial services through its 13 offices in Defiance, Paulding, Fulton and Allen Counties. Reliance Financial Services offers a diversified array of trust and financial services to customers throughout the Midwest. RDSI provides data processing services to community banks in Ohio, Michigan, Indiana, Illinois and Missouri. Rurban's common stock is quoted on the Nasdaq National Market under the symbol RBNF. The Company currently has 10,000,000 shares of stock authorized and 4,571,317 shares outstanding. The Company's website is http://www.rurbanfinancial.net.

FORWARD-LOOKING STATEMENTS
Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking, insurance and mortgage industries, competitive factors specific to markets in which Rurban and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditions, geopolitical events, the loss of key personnel and other factors.




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Forward-looking statements speak only as of the date on which they are made, and
Rurban undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made. All subsequent written and oral forward-looking statements attributable to Rurban or any person acting on our behalf are qualified by these cautionary statements.